UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2026

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Other Jurisdiction of Incorporation)

001-37654	47-5654583
(Commission File Number)	(IRS Employer Identification No.)

6920 Seaway Blvd	98203
Everett, WA	(Zip code)
(Address of principal executive offices)

(425) 446-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	FTV	New York Stock Exchange
3.700% Notes due 2029	FTV29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 14, 2026, Fortive Corporation, a Delaware corporation (the “Company”), completed an underwritten offering (the “Offering”) of $600 million aggregate principal amount of its 4.750% Notes due 2031 (the “2031 notes”) and $500 million aggregate principal amount of its 5.250% Notes due 2036 (the “2036 notes” and, together with the 2031 notes, the “notes”). The Company intends to use the net proceeds of the Offering to refinance certain indebtedness, including the repayment at maturity of its 3.150% senior notes due June 15, 2026 (plus accrued and unpaid interest thereon), to pay related fees and expenses and for general corporate purposes.

The notes were issued pursuant to an Indenture, dated May 14, 2026 (the “Base Indenture”), between the Company and Truist Bank, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture No. 1, dated May 14, 2026 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The 2031 notes bear interest at 4.750% per annum and mature on May 15, 2031, and the 2036 notes bear interest at 5.250% per annum and mature on May 15, 2036. Interest on the notes will be paid semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2026. The notes are the Company’s general unsecured obligations which rank equally in right of payment with all of the Company’s existing and any future unsecured and unsubordinated indebtedness and are not guaranteed.

The 2031 notes will be redeemable, at the Company’s option, in whole or in part, (a) at any time prior to April 15, 2031 (the date that is one month prior to the scheduled maturity date), at the applicable “make-whole” price specified in the Supplemental Indenture, and (b) at any time on or after April 15, 2031 at par. The 2036 notes will be redeemable, at the Company’s option, in whole or in part, (a) at any time prior to February 15, 2036 (the date that is three months prior to the scheduled maturity date), at the applicable “make-whole” price specified in the Supplemental Indenture and (b) at any time on or after February 15, 2036 at par.

The Indenture contains certain covenants that, among other things, limit the ability of the Company, subject to exceptions, to incur secured indebtedness, to enter into sale and leaseback transactions and to consummate a merger, consolidation or sale of all or substantially all of its assets. In addition, if a change of control triggering event (meaning both a change of control and a rating event) occurs, the Company must offer to repurchase the notes from each holder at a purchase price equal to 101% of the aggregate principal amount of the notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. These covenants are subject to a number of important exceptions and qualifications. The Indenture also provides for customary events of default which, if any occurs, would permit or require the principal of and accrued interest on the notes to become or to be declared due and payable.

The foregoing description of the Indenture and the notes does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Base Indenture and the Supplemental Indenture (including the forms of notes contained therein), copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.

The Offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-272489) filed with the Securities and Exchange Commission (the “SEC”) on June 7, 2023, which included a prospectus dated the date thereof. A prospectus supplement, dated May 12, 2026, relating to the notes and supplementing the prospectus was filed with the SEC pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference insofar as it relates to the creation of a direct financial obligation.

Item 8.01	Other Events.

In connection with the Offering, the Company entered into an underwriting agreement, dated May 12, 2026 (the “Underwriting Agreement”), with Morgan Stanley & Co LLC, Barclays Capital Inc., J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., as managers of the several underwriters listed in Schedule II thereto. The Underwriting Agreement contains customary representations, warranties, covenants and other obligations of the parties. Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement, dated May 12, 2026, among Fortive Corporation, Morgan Stanley & Co LLC, Barclays Capital Inc., J.P. Morgan Securities LLC and Scotia Capital (USA) Inc, as managers of the several underwriters named on Schedule II thereto.
4.1	Indenture, dated May 14, 2026, between Fortive Corporation, as issuer, and Truist Bank, as trustee.
4.2	Supplemental Indenture No. 1, dated, May 14, 2026, between Fortive Corporation, as issuer, and Truist Bank, as trustee.
4.3	Form of Global Note representing the 4.750% Notes due 2031 (included in Exhibit 4.2).
4.4	Form of Global Note representing the 5.250% Notes due 2036 (included in Exhibit 4.2).
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
Name: Daniel B. Kim
Title: Vice President, Associate General Counsel and Secretary

Date: May 14, 2026